Calvert

Investments that make a difference (registered)

March 31, 2002

Semi-Annual Report

Calvert Cash Reserves Institutional Prime Fund

Table

of

Contents

Shareholder

Letter

2

Statement

of Net Assets

3

Statement

of Operations

6

Statements

of Changes in

Net Assets

7

Notes to

Financial Statements

8

Financial Highlights

10

Financial Tables

& Glossary

11

Dear Shareholders:

For the six months ended March 31, 2002, the Fund shares returned 1.10%, versus 0.97% for the Lipper Institutional Money Market Funds Average.

Investment Climate

Prior to the attacks of September 11th, the Fed slowed the pace of their rate cuts. During the first six months of 2001, the Fed reduced rates in increments of 50 basis points for a total of 250 basis points leaving the federal funds rate at 3.50%. At the next two meetings, which occurred on June 27, 2001 and August 21, 2001, the Fed cut rates by 25 basis points at each. While the Fed maintained an easing bias, comments by Fed officials indicated that the easing cycle might have come to an end. The Fed responded to the events of September 11th by reducing the federal funds rate from 3.50% to 1.75%. The Fed has held the federal funds rate at 1.75%, although on March 19, 2002 they removed their easing bias and shifted to a neutral stance. During the past few months, consumers have fueled the economic recovery. Business investment and the broad labor markets remained weak. But, recent numbers point to strong gains in factory orders and industrial production. Many economists feel the post September 11th rate cuts were insurance against a severe recession after the attacks. The recent increase in economic activity, strong consumer confidence and low inflation fueled speculation that the Fed would reverse the easing implemented after September 11th attacks.

Strategy

The expectation that the Fed would begin to aggressively raise rates caused the yield curve to steepen. While one month LIBOR stayed around 1.85%, twelve month LIBOR increased from a six month low of 2.13% on January 14, 2002 to around 3.00% by the end of the quarter. LIBOR is the "London Interbank Offered Rate," from which many money market securities' interest rates are derived. In the face of rapidly changing economic conditions and market expectations, we focused our purchases in the short end of the money market yield curve. In doing so, we have positioned the Portfolio to take advantage the rising money market rates that will result when the Fed begins to tighten.

Outlook

Recent comments by Fed officials indicate they are inclined to raise interest rates during 2002, but are willing to be patient. While the economy rebounded well, the Fed wants to see this strength over a sustained period of time. Concerns about oil prices, tension in the Middle East, and the absence of inflation increase the likelihood that the Fed will be patient. As the May, June, and August Fed meetings approach, we will continue our current strategy.

Change in Fund Auditors

In light of the uncertainty surrounding the Arthur Andersen accounting firm, the Boards of each of our Funds held a special meeting recently and voted to approve a change in independent auditors to KPMG LLP.

Sincerely,

Thomas A. Dailey Barbara J. Krumsiek

Portfolio Manager President and CEO

May 13, 2002

STATEMENT OF NET ASSETS

March 31, 2002
	Principal
Taxable Variable Rate Demand Notes - 81.7%	Amount	Value
550 West 14th Place Revenue, 1.95%, 2/1/29, LOC: Harris Trust	$1,530,000	$1,530,000
Alabama State Incentives Financing Authority, 2.00%, 10/1/29, BPA: SouthTrust Bank,
AMBAC Insured	2,150,000	2,150,000
Alabama State IDA, 2.00%, 12/1/19, LOC: Bank of America	540,000	540,000
Alaska Housing Finance Corp.:
2.00%, 12/1/32, TOA: Alaska Housing Finance Corp., MBIA Insured	8,900,000	8,900,000
2.03%, 12/1/32, TOA: Alaska Housing Finance Corp., MBIA Insured	2,100,000	2,100,000
Alsip Motel LP, 2.15%, 5/1/24, LOC: FHLB	3,850,000	3,850,000
American Buildings Co. Revenue Bond, 2.00%, 8/1/20, LOC: Canadian Imperial	2,500,000	2,500,000
American Healthcare Funding, LLC, 2.00%, 5/1/27, LOC: LaSalle Bank	2,600,000	2,600,000
Babylon NY IDA Revenue, 2.50%, 12/1/21, LOC: Wells Fargo Bank, NA	2,200,000	2,200,000
Bel Air, LLC, 2.00%, 12/1/15, LOC: AmSouth Bank	3,460,000	3,460,000
Berks County Pennsylvania IDA Revenue, 2.15%, 6/1/15, LOC: First Union National Bank	1,880,000	1,880,000
Betters Group LP, 2.00%, 2/1/12, C/LOC: Mellon Bank, LOC: Sky Bank	1,805,000	1,805,000
California Housing Finance Agency Revenue, 1.95%, 8/1/29, BPA: Bank of America,
AMBAC Insured	945,000	945,000
California Pollution Control Financing Authority Revenue, 2.15%, 6/1/14, LOC: Comerica Bank	2,240,000	2,240,000
Chatham Centre, LLC, 2.15%, 4/1/22, LOC: Bank of North Georgia	3,960,000	3,960,000
Columbia County Georgia IDA Revenue, 2.05%, 3/1/10, LOC: SunTrust Bank	1,100,000	1,100,000
Columbus Georgia Development Authority Revenue, 2.00%, 12/1/19, LOC: Bank of Nova Scotia	11,900,000	11,900,000
Connecticut State Housing Finance Authority, 2.00%, 11/15/16,
BPA: Landesbank Hessen-TH & Toronto-Dominion, AMBAC Insured	11,720,000	11,720,000
Coral Springs Florida, IDA Revenue, 2.05%, 7/1/05, LOC: SunTrust Bank	2,000,000	2,000,000
Cotswold Village Associates, LLC, 2.00%, 6/1/31, LOC: Columbus Bank & Trust	3,000,000	3,000,000
Coughlin Family Properties of Circleville, LLC, 2.05%, 3/1/20, LOC: Fifth Third Bank	1,445,000	1,445,000
David Lipscomb University Tennessee Revenue, 2.05%, 10/1/19, LOC: SunTrust Bank	1,500,000	1,500,000
Four Fishers, LLC, 2.14%, 4/1/24, C/LOC: LaSalle Bank, LOC: Standard Federal Bank	6,255,000	6,255,000
Grove City Church of Nazarene, 2.00%, 2/1/24, LOC: National City Bank	5,000,000	5,000,000
Holland Board of Public Works Home Building Co., 2.20%, 11/1/22, LOC: Wells Fargo Bank, NA	2,950,000	2,950,000
Harter Lincoln Mercury, LLC, 2.17%, 12/1/21, LOC: Regions Bank	4,690,000	4,690,000
Healthtrack Sports & Wellness Centers, 2.00%, 2/15/27, LOC: American National Bank & Trust	850,000	850,000
Hopkinsville Kentucky Industrial Building Revenue LO Bonds,
2.10%, 8/1/24, LOC: Comerica Bank	4,750,000	4,750,000
HoPo Realty Investments, LLC, 2.10%, 12/1/21, LOC: SouthTrust Bank, AL	3,360,000	3,360,000
Illinois State Housing Development Authority, 2.00%, 12/1/21, BPA: Lehman Brothers	6,450,000	6,450,000
Indiana State Development Finance Authority, 2.30%, 9/1/16, LOC: Bank One, NA	10,500,000	10,500,000
Iowa Finance Authority IDA Revenue, 2.08%, 11/1/17, LOC: Societe Generale	2,930,000	2,930,000
Kit Carson County Colorado Agriculture Development, 2.00%, 6/1/27,
LOC: Wells Fargo Bank, NA	1,815,000	1,815,000
Los Angeles California Unified School District COPs, 1.80%, 12/1/17, LOC: Commerze Bank, AG	9,575,000	9,575,000
Maine Finance Authority Revenue, 2.10%, 6/1/08, BPA: Fleet National Bank	900,000	900,000
Maryland Health & Higher Educational Facilities Authority Revenue, 2.10%, 1/1/28,
LOC: First Union National Bank	1,940,000	1,940,000
Meyer Cookware Industries, 2.00%, 5/1/27, LOC: BNP Paribas	3,865,000	3,865,000
Milpitas California MFH Revenue, 2.10%, 8/15/33, LOC: FNMA	3,700,000	3,700,000
Milwaukee Wisconsin Redevelopment Authority, 2.05%, 8/1/20, LOC: Marshall & Ilsley Bank	2,090,000	2,090,000
Mississippi Business Financial Corp., 2.00%, 6/1/20, LOC: Bank of America	6,400,000	6,400,000
Montgomery County Cancer Center, LLC, 2.00%, 10/1/12, LOC: SouthTrust Bank, AL	2,510,000	2,510,000
Montgomery County Kentucky IDA Revenue, 2.00%, 8/1/06, LOC: Fleet Bank	1,276,000	1,276,000
Montgomery County Pennsylvania IDA Revenue, 2.15%, 12/1/16, LOC: Wilmington Trust Co.	2,120,000	2,120,000
National Roofing Contractors Association, 2.05%, 10/1/24, LOC: American National Bank & Trust	4,000,000	4,000,000
New Hampshire Business Finance Authority, 1.95%, 11/1/17, GA: State of New Hampshire	5,000,000	5,000,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
New York City Taxable Subseries A-9 GO Bond, 1.95%, 11/1/23 BPA: FGIC, FGIC Insured	$10,000,000	$10,000,000
New York City Housing Development Corp., MFH Revenue:
1.95%, 11/15/28, CA: FNMA	3,200,000	3,200,000
1.95%, 4/15/29, LOC: FNMA	2,720,000	2,720,000
1.95%, 11/15/31, LOC:FNMA	6,000,000	6,000,000
New York City Transitional Finance Authority, 2.00%, 5/1/30, BPA: Westdeutsche Landesbank	10,000,000	10,000,000
New York State Housing Finance Agency Revenue:
2.10%, 11/1/33, LOC: Key Bank	1,520,000	1,520,000
1.95%, 11/1/34, LOC: Fleet National Bank	3,000,000	3,000,000
Omaha Nebraska SO Bond, 2.01%, 2/1/26, BPA: Dexia Credit Local, AMBAC Insured	5,000,000	5,000,000
Overseas Private Investment Corp.:
1.93%, 4/1/14, BPA & GA: U.S. Government	6,600,000	6,600,000
1.93%, 12/15/14, BPA & GA: U.S. Government	5,800,000	5,800,000
Palm Beach County Florida Airport Revenue, 2.05%, 10/1/20, LOC: SunTrust Bank	2,000,000	2,000,000
Post Properties, 2.13%, 7/1/20, LOC: SouthTrust Bank, AL	2,800,000	2,800,000
Rex Lumber, LLC, 2.00%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB	10,000,000	10,000,000
Rocketship Properties III, LLC, 2.079%, 6/1/21, LOC: National Bank of South Carolina	3,375,000	3,375,000
Roosevelt Paper Co., 2.10%, 6/1/12, LOC: First Union National Bank	5,600,000	5,600,000
St. Paul Minnesota Housing and Redevelopment Authority, 2.00%, 6/1/15,
LOC: Dexia Credit Local	1,560,000	1,560,000
St. Paul Minnesota Port Authority Revenue, 2.00%, 3/1/21, LOC: Dexia Credit Local	2,900,000	2,900,000
Sault Sainte Marie Michigan Tribe Building Revenue, 2.43%, 6/1/03, LOC: National City Bank	1,605,000	1,605,000
Schenectady County IDA Revenue, 1.95%, 11/1/10, LOC: Fleet National Bank	1,390,000	1,390,000
Sea Island Co., 2.13%, 2/1/21, LOC: Columbus Bank & Trust	3,500,000	3,500,000
Shawnee Kansas Private Activity Revenue, 2.04%, 12/1/12, LOC: J P Morgan Chase Bank	6,315,000	6,315,000
South Central Communications Corp., 2.00%, 6/1/13, LOC: Fifth Third Bank	4,615,000	4,615,000
Southeast Alabama Gas Distribution Revenue, 2.00%, 6/1/25, BPA: AmSouth Bank,
AMBAC Insured	600,000	600,000
St. Francis Place LP Revenue, 2.00%, 12/1/08, LOC: Credit Suisse First Boston	9,920,000	9,920,000
Tucson Arizona Airport Authority Inc. Revenue, 2.05%, 11/1/18, LOC: Bank of America	3,180,000	3,180,000
W.L. Petrey Wholesale, Inc., IDA Revenue, 2.00%, 3/1/11,
C/LOC: SunTrust Bank, LOC: Colonial Bank	460,000	460,000
Washington State Housing Finance Commission Nonprofit Housing Revenue:
2.00%, 2/1/28, LOC: U.S. Bank, NA	2,610,000	2,610,000
2.00%, 1/1/30, LOC: Wells Fargo Bank	1,678,000	1,678,000
2.00%, 7/15/34, LOC: FNMA	1,980,000	1,980,000
Wenatchee Valley Clinic, 2.05%, 11/23/24, LOC: U.S. Bank, NA	4,320,000	4,320,000
Yuengling Beer Co., Inc., 2.30%, 11/1/19, LOC: PNC Bank, NA	4,900,000	4,900,000

Total Taxable Variable Rate Demand Notes (Cost $295,399,000)		295,399,000

Commercial Paper - 0.8%
Northwestern University:
1.65%, 4/29/02	2,500,000	2,496,792
1.78%, 5/14/02	500,000	498,937

Total Commercial Paper (Cost $2,995,729)		2,995,729

	Principal
Corporate Obligations - 2.2%	Amount	Value
Norddeutsche Landesbank, 2.17%, 11/18/02	$3,000,000	$2,999,812
Scott Street Land Co.:
2.05%, 12/1/21, LOC: Fifth Third Bank	1,000,000	1,000,000
2.05%, 1/3/22, LOC: Fifth Third Bank	4,000,000	4,000,000

Total Corporate Obligations (Cost $7,999,812)		7,999,812

Municipal Obligations - 1.6%
Mississippi State Taxable Revenue, 2.85%, 3/14/03	3,300,000	3,301,255
North Carolina State GO Bond, 3.50%, 3/1/03	2,500,000	2,514,434

Total Municipal Obligations (Cost $5,815,689)		5,815,689

U.S. Government Agencies
and Instrumentalities - 12.2%
Fannie Mae, 6.75%, 8/15/02	15,000,000	15,172,081
Federal Farm Credit Bank, 4.35%, 4/2/02	5,000,000	4,999,993
Federal Home Loan Bank:
2.43%, 12/27/02	4,000,000	4,000,000
2.55%, 4/25/03	5,000,000	5,000,000
Federal Home Loan Bank Discount Notes:
3.36%, 8/20/02	5,000,000	4,935,642
2.31%, 10/4/02	5,000,000	4,940,325
Sallie Mae Discount Notes, 4.04%, 4/15/02	5,000,000	4,992,144

Total U.S. Government Agencies and Instrumentalities (Cost $44,040,185)		44,040,185

TOTAL INVESTMENTS (Cost $356,250,415) - 98.5%		356,250,415
Other assets and liabilities, net - 1.5%		5,535,924
Net Assets - 100%		$361,786,339

Net Assets Consist of:
Paid-in capital applicable to 361,841,052 shares of beneficial interest,
unlimited number of no par shares authorized	$361,842,866
Undistributed net investment income	2,361
Accumulated net realized gain (loss) on investments	(58,888)

Net Assets	$361,786,339

Net Asset Value Per Share	$1.00

Explanation of Guarantees:

BPA: Bond-Purchase Agreement

CA: Collateral Agreement

C/LOC: Confirming Letter of Credit GA: Guarantee Agreement

LOC: Letter of Credit

TOA: Tender Option Agreement

See notes to financial statements.

Abbreviations:

COPs: Certificates of Participation

FHLB: Federal Home Loan Bank

GO: General Obligation

IDA: Industrial Development Authority

LLC: Limited Liability Corporation

LO: Limited Obligation

LP: Limited Partnership

MBIA: Municipal Bond Insurance Association

MFH: Multi-Family Housing

NA: National Association

SO: Special Obligation

Statement of Operations

Six Months Ended March 31, 2002
Net Investment Income
Investment Income:
Interest income	$4,501,343

Expenses:
Investment advisory fee	459,125
Transfer agency fees and expenses	5,005
Trustees' fees and expenses	12,433
Administrative fees	91,825
Custodian fees	16,483
Accounting fees	24,584
Registration fees	9,356
Reports to shareholders	7,302
Professional fees	7,867
Insurance	52,453
Miscellaneous	17,199
Total expenses	703,632
Reimbursement from Advisor	(234,893)
Fees paid indirectly	(9,614)
Net expenses	459,125
Net Investment Income	4,042,218

Realized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	6,264

Increase (Decrease) in Net Assets
Resulting From Operations	$4,048,482

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$4,042,218	$27,375,828
Net realized gain (loss) on investments	6,264	2,315

Increase (Decrease) in Net Assets
Resulting From Operations	4,048,482	27,378,143

Distributions to shareholders from:
Net investment income	(4,046,036)	(27,376,286)
Total distributions	(4,046,036)	(27,376,286)

Capital share transactions in dollars and shares:
Shares sold	1,587,172,314	6,454,470,619
Reinvestment of distributions	2,633,044	18,365,330
Shares redeemed	(1,645,380,089)	(6,490,546,374)
Total capital share transactions	(55,574,731)	(17,710,425)

Total Increase (Decrease) in Net Assets	(55,572,285)	(17,708,568)

Net Assets
Beginning of period	417,358,624	435,067,192
End of period (including undistributed net investment
income of $2,361 and $6,179, respectively.)	$361,786,339	$417,358,624

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Institutional Prime Fund (the "Fund"), the sole series of Calvert Cash Reserves, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers shares of beneficial interest to the public with no sales charge.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities are valued at amortized cost which is intended to approximate market.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Audit Guide Implementation: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Fund has implemented the provisions of the Guide, as required on October 1, 2001. The implementation did not have a material impact on the Fund's financial statements.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .25% of average daily net assets. Under the terms of the agreement, $60,834 was payable at period end.

The Advisor voluntarily reimbursed the Fund for expenses of $234,893 for the six months ended March 31, 2002.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .05% of the average daily net assets of the Fund. Under the terms of the agreement, $16,501 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $2,538 for the six months ended March 31, 2002. Under the terms of the agreement, $453 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C - Investment Activity

The cost of investments owned at March 31, 2002 for federal income tax purposes was $356,250,415.

The Fund may sell or purchase securities from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2002, purchase and sales transactions were $659,595,000 and $672,295,000, respectively.

Net realized capital loss carryforward for federal income tax purposes of $65,152 at September 30, 2001 may be utilized to offset future capital gains until expiration in September 2008-2009.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. For the six months ended March 31, 2002, borrowings by the Fund under the Agreement were as follows:
	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$144,637	2.79%	$4,428,871	October 2001

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended September 30, 2001 and September 30, 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.011	.052	.060
Distributions from
Net investment income	(.011)	(.052)	(.060)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	1.10%	5.29%*	6.22%
Ratios to average net assets:
Net investment income	2.20% (a)	5.08%	6.01%
Total expenses	.38% (a)	.35%	.35%
Expenses before offsets	.26% (a)	.26%	.27%
Net expenses	.25% (a)	.25%	.25%
Net assets, ending (in thousands)	$361,786	$417,359	$435,067

		Years Ended
	September 30,	September 30,	September 30,
	1999	1998	1997
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.051	.056	.055
Distributions from
Net investment income	(.051)	(.056)	(.055)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	5.18%	5.74%	5.55%
Ratios to average net assets:
Net investment income	5.05%	5.59%	5.55%
Total expenses	.36%	.35%	.38%
Expenses before offsets	.22%	.14%	.07%
Net expenses	.21%	.13%	.06%
Net assets, ending (in thousands)	$594,824	$436,685	$375,351

* Total return would have been 5.13% without the payment by affiliate.

(a) Annualized

Calvert

Cash

Reserves

Institutional

Prime

Fund

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert

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Calvert Group

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Web Site

http://www.calvert.com

This report is intended to provide fund

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It is not authorized

for distribution to prospective investors unless preceded or accompanied by a prospectus.

Financial Tables and Glossary

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type and may be further broken down into sub-groups.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. It also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund's holdings, including each securities market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the funds' net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the ones shown in the Operations section as distributions are determined on a tax basis. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.

GLOSSARY

Appreciation - An increase in an investment's value.

Basis Point - One one-hundredths of a percentage point. This term is often used in describing changes in interest rates.

Capital Gain Distribution - Payments to mutual fund shareholders of net gains realized on the sale of the fund's portfolio securities. Long-term gains are earned on securities held in the portfolio more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.

Depreciation - A decline in an investment's value.

Distributions - Dividends paid from net investment income and realized capital gains.

Expense Ratio - A fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

Net Asset Value (NAV) - Value of one share of a fund that is determined by subtracting liabilities (payables, accrued expenses, taxes) from assets (cash, investments, receivables) and dividing the net assets by the number of shares outstanding.

Portfolio Turnover - A measure of the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund.

Total Return - A measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.

Yield - A measure of net income (dividends and interest less expenses) earned by the securities in a fund's portfolio during a specified period.